                 SECURITIES AND EXCHANGE COMMISSION

                      Washington, D.C.  20549


                             FORM 8-K


                          CURRENT REPORT

      Pursuant to Section 13 or 15(d) of the Securities Exchange
                           Act of 1934


           Date of Report (Date of earliest event reported):
                       September 29, 1995


                     RIGGS NATIONAL CORPORATION
------------------------------------------------------------------
         (Exact name of Registrant as specified in Charter)



        Delaware                0-9756           52-1217953
-----------------------       -----------   ---------------------
State or other jurisdiction   (Commission       (IRS Employer
     of incorporation)        File Number)  Identification Number)



     1503 Pennsylvania Avenue, N.W., Washington, D.C.  20005
------------------------------------------------------------------
             (Address of principal executive offices)



Registrant's telephone number, including area code: (202) 835-6000

     Item 5.     Other Events
                 ------------

     On September 28, 1995, Riggs National Corporation (the "Corporation") announced it has been notified by the Federal Reserve Bank of Richmond (the "Federal Reserve") that the Federal Reserve has terminated the Memorandum of Understanding under which the Corporation has been operating since May 14, 1993. The Corporation also announced that David D. Addison will assume, on an interim basis, the position of President and Chief Executive Officer of the Corporation's proprietary mutual fund management company, Riggs Investment Management Company (RIMCO).


     Item 7.     Financial Statements And Exhibits
                 ---------------------------------

     The following exhibits are filed as part of this Form 8-K:

Exhibit No.                             Description
----------                             -------------

    99                    Press release, dated September 28, 1995.


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.




 Date:  September 29, 1995                    /s/ John L. Davis
        ------------------                 -----------------------
                                                John L. Davis
                                           Chief Financial Officer
                                          (Principal Financial and
                                             Accounting Officer)

Index To Exhibits
-----------------


Exhibit No.                             Description
----------                             --------------

    99 Press release, issued September 28, 1995, relating to notification by the Federal Reserve Bank of Richmond (the "Federal Reserve") that the Federal Reserve has terminated the Memorandum of
                         Understanding with Riggs National
                         Corporation (the "Corporation").  Also,
                         the Corporation announced that David D.
                         Addison will assume the position of
                         President and Chief Executive Officer, on an interim basis, of Riggs Investment Management Company (RIMCO).